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EXHIBIT 10.12.6

CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT

    CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 1, 2001 (this "Amendment") to the Credit Agreement, dated as of September 26, 1996 (the "Credit Agreement"), among Univision Communications Inc. (the "Borrower"), certain lenders party thereto (collectively, the "Lenders"), BNP Paribas (f/k/a Banque Paribas) and The Chase Manhattan Bank, as Managing Agents (collectively, the "Managing Agents"), and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

R E C I T A L S

    A.  The Borrower and the Lenders have agreed to amend the Credit Agreement for the purpose of allowing the Borrower or its Subsidiaries to make additional investments in businesses in the Media/Communications Business, on the terms and conditions set forth herein.

    B.  The undersigned are all of the parties to the aforesaid Credit Agreement. Unless otherwise expressly provided in this Amendment or unless the context otherwise requires, the terms defined in the Credit Agreement shall have their defined meanings when used in this Amendment.

AGREEMENT

    SECTION 1. Consent. Notwithstanding anything to the contrary contained in the Credit Agreement, the undersigned hereby consents to the mandatory prepayments under Section 2.6(b) of the Credit Agreement with respect to Excess Cash Flows for the fiscal year ended December 31, 2000 being made on or prior to September 29, 2001.

    SECTION 2. Amendment to Credit Agreement. Effective as of the date first set forth above, the definition of "Other Media/Communications Investments" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$400,000,000" and inserting in lieu thereof the amount "$800,000,000".

    SECTION 3. This Amendment shall become effective, as of the date first above written, upon satisfaction of the following:

      (a) this Amendment shall have been executed by each of the Borrower and the Majority Lenders and counterparts of this document so executed shall have been delivered to the Administrative Agent;

      (b) the Administrative Agent shall have received evidence acceptable to the Administrative Agent in its sole judgment of the Guarantors' consent to this Amendment;.

      (c) the representations and warranties contained in the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders prior to or on the effective date hereof are correct on and as of such date except to the extent that such representations and warranties expressly relate to an earlier date and no Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying these statements; and

      (d) the Managing Agents and the Administrative Agent shall have received payment of all fees, costs, expenses and taxes accrued and unpaid and otherwise due and payable on or before the effective date hereof by the Borrower in connection with this Amendment.

    SECTION 4. Representations and Warranties. (a) The Borrower represents and warrants that it has duly authorized and approved the execution and delivery of, and the performance by the Borrower of the obligations on its part contained in, the Credit Agreement as amended by this Amendment, and the

Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with the terms thereof.

      (b) The Borrower represents and warrants that to the best of the Borrower's knowledge, all approvals, consents and orders of, or filings with, any governmental authority, legislative body, board, agency or commission having jurisdiction which would constitute a condition precedent to the due performance by the Borrower of its Obligations, or the absence of which would cause a Material Adverse Effect, have been duly obtained.

    SECTION 5. Miscellaneous. (a) This Amendment shall be binding upon the successors and assigns of the Borrower and the Lenders and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their successors and assigns.

      (b) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document other than as specified herein.

      (c) Except as expressly set forth herein, all provisions of the Credit Agreement and all other Loan Documents shall continue in full force and effect.

      (d) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

      (e) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without reference to the choice of law rules).

    IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first above written.

UNIVISION COMMUNICATIONS INC.
By:	/s/ C. DOUGLAS KRANWINKLE
	Name: Title:	C. Douglas Kranwinkle Executive Vice President
THE CHASE MANHATTAN BANK, as Administrative Agent, as a Managing Agent and as a Lender
By:	/s/ TRACEY NAVIN EWING
	Name: Title:	Tracey Navin Ewing Vice President
BNP PARIBAS (f/k/a Banque Paribas), as a Managing Agent and as a Lender
By:	/s/ BRIAN A. STAPF
	Name: Title:	Brian A. Stapf Vice President
By:	/s/ ERIC TOIZER
	Name: Title:	Eric Toizer Director

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
THE BANK OF NEW YORK
By:	/s/ JOHN C. LAMBERT
	Name: Title:	John C. Lambert Senior Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
SOCIETE GENERALE
By:	/s/ MARK VIRGIL
	Name: Title:	Mark Virgil Director

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
The Industrial Bank of Japan, Limited
By:	/s/ STEVEN SAVOLDELLI
	Name: Title:	Steven Savoldelli Vice President and Manager

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
BNP Paribas
By:	/s/ BRIAN A. STAPF
	Name: Title:	Brian A. Stapf Vice President
By:	/s/ ERIC TOIZER
	Name: Title:	Eric Toizer Director

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
CIBC Inc.
By:	/s/ M. BETH MILLER
	Name: Title:	M. Beth Miller Authorized Signatory

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
SUN TRUST BANK
By:	/s/ THOMAS C. KING, JR.
	Name: Title:	Thomas C. King, Jr. Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
THE BANK OF NOVA SCOTIA
By:	/s/ BRENDA S. INSULL
	Name: Title:	Brenda S. Insull Authorized Signatory

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
BANK OF MONTREAL
By:	/s/ W. T. CALDER
	Name: Title:	W. T. Calder Managing Director

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
FIRST HAWAIIN BANK
By:	/s/ SHANNON SANSEVERO
	Name: Title:	Shannon Sansevero Media Finance Officer

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
FLEET NATIONAL BANK
By:	/s/ SRBUI SEFERIAN
	Name: Title:	Srbui Seferian Assistant Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
FIRST UNION NATIONAL BANK
By:	/s/ PATRICK D. FINN
	Name: Title:	Patrick D. Finn Senior Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
BANK OF AMERICA, N.A.
By:	/s/ THOMAS J. KANE
	Name: Title:	Thomas J. Kane Principal

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
ABN AMROBank N.V.
By:	/s/ THOMAS ROGERS
	Name: Title:	Thomas Rogers Group Vice President
By:	/s/ THOMAS CHA
	Name: Title:	Thomas Cha Corporate Banking Officer

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
CITY NATIONAL BANK
By:	/s/ AARON COHEN
	Name: Title:	Aaron Cohen Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
UNION BANK OF CALIFORNIA, N.A.
By:	/s/ MOLLY L. TONEY
	Name: Title:	Molly L. Toney Assistant Vice President

SIGNATURE PAGE TO CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JUNE 1, 2001, TO THE CREDIT AGREEMENT, DATED AS OF SEPTEMBER 26, 1996, AMONG UNIVISION COMMUNICATIONS INC., CERTAIN LENDERS PARTY THERETO, BNP PARIBAS (F/K/A BANQUE PARIBAS) AND THE CHASE MANHATTAN BANK, AS MANAGING AGENTS, AND THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
THE DAI-ICHI KANGYO BANK, LTD.
By:	/s/ MARVIN—MIREL LAZAR
	Name: Title:	Marvin—Mirel Lazar Vice President

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EXHIBIT 10.12.6
CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT
AGREEMENT